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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) July 28, 2004



                               Globix Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                    1-14168                  13-3781263
(State or other jurisdiction of       (Commission              (IRS Employer
         incorporation)               File Number)           Identification No.)


                139 Centre Street,
                New York, New York                                  10013

     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (212) 334-8500

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Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168


Item 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.
         ---------------------------------------

         On July 28, 2004, Globix Corporation issued a press release disclosing additional information about its proposed merger with NEON Communications, Inc. The press release, which was previously filed under Rule 425 under the Securities Act of 1933 (the "Securities Act"), is attached hereto as Exhibit 99.1.

Item 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         -----------------------------------------------------------

         On August 2, 2004, Globix Corporation issued a press release announcing its financial results for its third fiscal quarter ended June 30, 2004. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.2.

         The information provided under this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 2, 2004                        Globix Corporation

                                             By:  /S/  ROBERT DENNERLEIN
                                                  ------------------------------
                                                  Name:  Robert Dennerlein
                                                  Title: Chief Financial Officer


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